PURCHASE AND SALE AGREEMENT

This Purchase and Sale  Agreement  ("Agreement")  is made and entered into as of
                                     ---------
the Effective Date (hereinafter defined), by and between UNIVERSAL BEVERAGES HOLDINGS CORPORATION, a Florida corporation ("Seller"), and BANSGROVE LIMITED, a
                                              ------
company organized under the laws of the British Virgin Islands, or its assignee ("Purchaser").
  ---------

                                   WITNESSETH:

     In consideration of their mutual promises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller and Purchaser agree as follows:

     1.  SALE OF  PROPERTY.  Seller  shall  sell and  convey to  Purchaser,  and
         -----------------
Purchaser shall purchase from Seller, upon and subject to the provisions of this Agreement, the following:

          (a) all of Seller's right, title and interest in and to the fee simple title to that certain real property located at 3301 Main Street, Leesburg, Florida, in Lake County, State of Florida, and the building, parking and related facilities all located on the land more particularly described in Exhibit A
                                                                       ---------
attached hereto (collectively, "Real Property"). Seller and Purchaser agree that
                                -------------
to the extent the legal  description of the Real Property set forth in Exhibit A
                                                                       ---------
differs from the metes and bounds description of the Real Property set forth in the Survey (as hereinafter defined) approved by Purchaser, the metes and bounds description of the Real Property set forth in the Survey shall be substituted for Exhibit A and shall become the legal description of the Real Property;

          (b) all rights of Seller, including, without limitation, rights to and under easements, cross easements and reciprocal easements and rights of access and parking, all passages, waters, water courses, riparian rights, rights under restrictive covenants pertaining to or benefiting any portion of the Real Property and all other privileges and easements benefiting and/or appurtenant to the Real Property (collectively, "Appurtenances");
                                  -------------

          (c) all of Seller's right, title and interest in and to buildings, structures, improvements and fixtures now or hereafter located on, attached to or contained in the Real Property ("Improvements");
                                    ------------

          (d) all of Seller's right, title and interest in all fixtures, all electrical, plumbing, mechanical, heating, lighting, ventilating, air conditioning and sprinkler systems (whether or not same are or shall be attached to any buildings or improvements in any manner), and all other personal property, if any, now or hereafter located on or about, attached to or contained in the Real Property or the Improvements and used exclusively in the operation and maintenance thereof, but excluding the equipment, machinery, inventory, raw material and furnishings of Seller used in connection with Seller's occupancy of the Improvements ("Tangible Personal Property");
                   --------------------------

          (e) Seller's right, title and interest in and to any intangible personal property which has been used by Seller in the ownership, improvement or operation of the Real Property or Improvements, including, but not limited to, warranties, guarantees, permits, franchises, licenses, certificates of occupancy, soil, physical, environmental, asbestos and/or engineering and other inspections, reports and studies, any claims and causes of action and proceeds thereof, surveys, maps, transferable utility contracts, plans and specifications, engineering plans and studies, floor plans and landscape plans ("Intangible Personal Property");
  ----------------------------

          (f) all of Seller's right, title and interest in and to all plans, specifications, reports, licenses, permits, entitlements, surveys, and maps, and, to the extent Purchaser elects to assume same as contemplated herein, all agreements and contracts, relating to the Property (collectively, "Contracts and
                                                                   -------------
Documents "); and
---------

          (g) any and all other rights, privileges and appurtenances owned by Seller and in any way related to, or used in connection with, the operation of the Real Property or the Improvements, but no obligations thereunder except as expressly assumed in writing by Purchaser.

All of the items referred to in Sections 2(a) through 2(g) are collectively referred to as the "Property".

     2. PURCHASE PRICE.
        --------------

          2.1 The purchase price for the Property shall be Two Million Dollars ($2,305,680.00) ("Purchase Price").
                  --------------

          2.2 The Purchase Price shall be payable as follows:

               (a) Purchaser shall deliver to Seller a promissory note in the amount of $1,061,103.00, in substantially the form attached hereto as Exhibit B (the "Purchase Note");

               (b) Purchaser shall mark as "satisfied" in full that certain Final Judgment in favor of Cortez, Inc., filed December 12, 2001, in Official Records Book 2040, at page 1390 of the public records of Lake County, Florida (the "Cortez Judgment"); and

               (c) Purchaser shall mark as "satisfied" in full that certain Final Judgment in favor of Great Lakes Bank, N.A., filed October 23, 2001, in Official Records Book 2018, at page 479 of the public records of Lake County, Florida (the "Great Lakes Judgment").

     3. LEASE. At the Closing (as hereinafter defined),  Purchaser, as landlord,
        -----
and Seller, as tenant, shall enter into a lease (the "Lease"),  in substantially
                                                      -----
the form attached hereto as Exhibit C, pursuant to which Purchaser shall lease to Seller and Seller shall lease from Purchaser all of the Property. The Lease shall have an initial term of three (3) years, with a purchase option.

     4. PURCHASER INSPECTION AND REVIEW RIGHTS; CONDITIONS TO CLOSING.
        --------------------------------------------------------------

          4.1 Due Diligence.
              -------------

               (a)  Property  Information.  During  the  Contingency  Period (as
                    ---------------------
hereinafter defined), Purchaser shall have the right to conduct a due diligence investigation of the Property, including, without limitation, at Purchaser's option, customary financial, legal, physical, environmental, engineering and documentary due diligence. Seller agrees to deliver to Purchaser during the Contingency Period any documents related to the Property as may be reasonably requested by Purchaser and in the possession of Seller. As used herein, the phrases "to Seller's knowledge," or words of similar import refers and is limited to the actual knowledge on the date hereof of the Seller. Seller makes no representation or warranty regarding the accuracy or completeness of the information furnished to Purchaser by Seller, and Purchaser is not authorized to rely thereon, it being agreed and understood that Purchaser intends in all respects to rely upon its own studies, investigations and determinations. All costs relating to the production of information related to the Property shall be borne by Seller.

               (b)  Access to  Property.  Both  before  and after the end of the
                    -------------------
Contingency Period (as hereinafter defined), Purchaser and its employees, representatives and agents shall have the right of access to the Property during reasonable business hours to inspect the same and to perform such tests as Purchaser determines are necessary. This right of access shall survive the Contingency Period.


               (c) Survey.  Purchaser  may, at its  expense,  obtain an accurate
                   ------
survey and legal description of the Property, certified to Purchaser and any title company ("Survey"). The legal description of Real Property to be set forth
                ------
in the Deed  referred  to in Section 5.4 hereof  shall be the legal  description
                             -----------
attached  hereto as  Exhibit  A as may be  conformed  to the  legal  description
                     ----------
contained in the Survey; provided, however, that to the extent there is any discrepancy between the legal description set forth in the Survey and that set forth in the deed that conveyed title to Seller, Seller shall convey any additional area without representation, warranty or recourse. Seller shall cooperate with Purchaser with respect to obtaining the Survey and shall provide the surveyor access to the Property for purposes of conducting the survey.

          4.2  Contingency  Period.  Purchaser shall have until thirty (30) days
               -------------------
after the Effective Date (the  "Contingency  Period") in order to determine,  in
                                -------------------
Purchaser's sole opinion and discretion, the suitability of the Property for acquisition by Purchaser or Purchaser's assignee. During the Contingency Period,

Purchaser shall have the right to investigate all aspects of the Property that Purchaser believes to be important to its purchase. Purchaser shall have the right to elect to proceed under this Agreement at any time on or before the date of expiration of the Contingency Period by giving written notice to Seller of its approval of the Property pursuant to Section 4.4 (the "Notice of Approval").
                                         -----------       ------------------
In the event Purchaser fails to provide Seller Notice of Approval prior to the expiration of the Contingency Period, Purchaser shall be deemed to have elected to terminate this Agreement pursuant to Section 4.4. Purchaser's election to
                                          -----------
proceed under this Agreement shall be based upon Purchaser's determination made in Purchaser's sole and absolute discretion, that the Property is suitable for Purchaser's intended uses and future plans (taking into consideration such matters as soil conditions, engineering and physical characteristics and condition, taxes, utility costs, environmental matters, financial performance, leasing status, maintenance costs, utilities, access, title, zoning, legal lot status, availability of all necessary permits, Purchaser's ability to sell the Property in the future and the anticipated resale value, and Purchaser's determination of whether Purchaser's intended use of the Property will be successful).

          4.3  Conditions  to Closing.  In addition to electing to proceed after
               ----------------------
the Contingency Period as described above, Purchaser's obligation to purchase the Property, regardless of such election and the previous expiration of the Contingency Period, is conditioned upon:

               (a) Seller  Deliveries.  Purchaser's  having  received  all items
                   ------------------
required to be delivered by Seller pursuant to Section 5.4;
                                               -----------

               (b)  Seller's   Representations.   Seller's  representations  and
                    --------------------------
warranties set forth in this Agreement being true and accurate on the Closing Date, as if made on such date, exactly as set forth in this Agreement on the Effective Date;

               (c) Seller Compliance.  Seller's having complied with each of its
                   -----------------
obligations under this Agreement, including, but not limited to, Seller's obligation to execute and deliver the Lease, as provided in Article 3; and
                                                            ---------

               (d) Condition of Property. (a) There having not occurred, between
                   ---------------------
the Effective Date and the Closing Date,  without  Purchaser's  written consent,
(i) any change to title or survey matters previously reviewed, or (ii) any material changes to the condition of the Property or its occupancy or operations except as may be expressly provided for in this Agreement, and (b) Purchaser having discovered no Hazardous Materials in, under or on the Property.

          4.4 Notice of Approval.  If prior to the expiration of the Contingency
              ------------------
Period, Purchaser elects, in Purchaser's sole absolute discretion, to purchase the Property, Purchaser shall provide the Notice of Approval to Seller. In the event Purchaser fails to provide Seller a Notice of Approval prior to the expiration of the Contingency Period, Purchaser shall be deemed to have elected to terminate this Agreement, and except for those obligations that expressly survive termination of this Agreement, no party hereto shall have any other or further rights or obligations under this Agreement.

     5. CLOSING; PRORATIONS; DELIVERY OF POSSESSION.
        -------------------------------------------

          5.1 Closing. The date ("Closing Date") of the closing and consummation
              -------             ------------
of the purchase and sale and lease provided herein (the "Closing") shall be that
                                                         -------
date no more than thirty (30) days after the date of the Notice of Approval, so long as all of Purchaser's conditions as set forth in this Agreement have been satisfied, or such other date to which Purchaser and Seller mutually agree in writing. Provided, however, in no event shall the Closing occur later than June 1, 2002.

          5.2 Delivery of Possession.  Possession of the Property shall be given
              ----------------------
to Purchaser at Closing.

          5.3 Prorations and Adjustments. Purchaser shall assume all obligations
              --------------------------
for the payment of ad valorem personal and real property taxes, insurance, utilities and other costs associated with the ownership and operation of the Property arising from and after the Closing Date, and there shall be a proration or adjustment of any such items between Seller and Purchaser at Closing. The Seller's pro rata portion of such ad valorem taxes shall be based upon taxes actually assessed for the current calendar year. If, for any reason, ad valorem taxes for the current calendar year have not been assessed on the Project, such proration shall be estimated based upon ad valorem taxes for the immediately preceding calendar year, and adjusted within thirty (30) days following the date when exact amounts are available. Any costs incurred by Seller in connection with obtaining or attempting to obtain a reduction in the ad valorem tax valuation of the Property or any part thereof for the year of Closing, whether in the nature of legal fees or tax consultant costs or expenses are herein referred to as "Tax Service Costs." If the Tax Service Costs are not known at the time of Closing, such costs will be estimated by Seller based on the best information available at the time of Closing, and also adjusted within thirty
(30) days following the date when the exact amounts are available. It is expressly intended that this covenant shall survive the Closing. This Section
5.3 shall survive the Closing.

          5.4 Deliveries by Seller. Seller shall deliver to Purchaser at Closing
              --------------------
the following additional items:

               (a) a quitclaim deed in form reasonably acceptable to Purchaser ("Deed");

               (b) a Bill of Sale executed by Seller conveying to Purchaser the Tangible Personal Property, the Intangible Personal Property, the Contracts and Documents, in form reasonably acceptable to Purchaser;

               (c) an affidavit of non-foreign status in accordance with Section 1445(a) of the Internal Revenue Code of 1986, as amended ("Certification");
                                                           -------------

               (d) an original counterpart settlement statement, executed by Seller, setting forth the amounts paid by or on behalf of and/or credited to each of Purchaser and Seller pursuant to this Agreement, if applicable ("Settlement Statement");
  --------------------

               (e) such surveys, site plans, plans and specifications, and other matters relating to the Property as are in the possession of Seller to the extent not previously delivered to Purchaser;

               (f) an original executed counterpart of the Lease;

               (g) a certificate from Seller to Purchaser in form reasonably acceptable to Purchaser, certifying that all representations and warranties set forth in Article 8 continue to be true and correct in all material respects at
         ---------
Closing ("Seller's Representation Certificate");
          -----------------------------------

               (h) to the extent not previously delivered, such organizational and authorizing documents of Seller as shall be reasonably required by Purchaser to evidence Seller's authority to consummate the transactions contemplated by this Agreement; and

               (i) such other documents as are specifically required to be delivered by Seller under this Agreement.

          5.5  Deliveries  by  Purchaser.  Purchaser  shall deliver to Seller at
               -------------------------
Closing the following:

               (a) the Purchase Note;

               (b) executed assignments (from Universal Realty Investors, LLC to Purchaser) and satisfactions of the Great Lakes Judgment and the Cortez Judgment, each in recordable form, together with such other pleadings, dismissals, releases of lis pendens as may be required to dismiss in their entirety the litigation giving rise to such judgments and evidence the satisfaction in full of same;

               (c) an original counterpart of the Bill of Sale executed by Purchaser;

               (d) an original counterpart of the Settlement Statement, executed by Purchaser;

               (e) an original counterpart of the Lease, executed by Purchaser;

               (f) such other documents as are specifically required to be delivered by Purchaser under this Agreement; and to the extent not previously delivered,

               (g) such organizational and authorizing documents of Purchaser as shall be reasonably required by Seller to evidence Purchaser's authority to consummate the transactions contemplated by this Agreement.

     6. TITLE.
        -----

          6.1 . Deed.  Seller  shall  convey  title to the Real  Property by the
                ----
execution and delivery of the Deed, subject to all liens, special assessments, easements, encroachments, reservations, restrictions and encumbrances, restrictions, easements and covenants of record. and current taxes not due or payable.

          6. 2. Title Policy.  Purchaser may obtain, at Purchaser's  expense, an
                ------------
Owner's Policy of Title Insurance ("Title Policy"), for the Property.
                                    ------------

     7. EXPENSES AT CLOSING. Purchaser will pay the following closing costs: all
        -------------------
title search costs and the cost of any title policy; all survey costs; the costs of any audits or inspections, transfer and recording fees associated with the Deed; all recording costs; and the costs of any liens or judgments against the Property that Purchaser elects to satisfy ("Closing Costs"). Subject to the provisions of Section 16.6, each party shall pay the costs of its own attorneys.
              ------------

     8. SELLER'S REPRESENTATIONS AND WARRANTIES.  Seller represents and warrants
        ---------------------------------------
the following statements are true on the date of this Agreement and shall be true and correct on the Closing Date:

          8.1.  Authority.  Seller is a corporation,  duly organized and validly
                ---------
existing as such under the laws of the state of Florida. The individual executing this Agreement on behalf of Seller has the right, power and authority to do so, and this Agreement constitutes the legal, valid and binding obligation of Seller, enforceable in accordance with its terms, subject to laws generally applicable to creditors' rights. Seller has the power, capacity and authority, and all requisite actions have been taken and approvals and consents obtained by Seller to fully authorize and empower Seller to execute and deliver this
Agreement and consummate the transactions contemplated herein, including, without limitation, obtaining any and all required permits, licenses or qualifications from any governmental subdivision or authority, whether with respect to subdivision of property, qualification to do business, or otherwise. The authorization, execution and delivery of this Agreement and the consummation of the transaction contemplated hereby, will not, with or without the giving of notice or passage of time or both, violate, conflict with or result in the breach of any terms or provisions of or require any notice, filing, registration or further consent, approval or authorization under (a) any agreements applicable to Seller or the Property, (b) any statutes, laws, rules, ordinances or regulations of any governmental body applicable to Seller, or the Property,
(c) any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority binding upon Seller or any of Seller's assets or property, or (d) any instrument or agreement to which Seller may be bound or relating to or affecting the Property. Seller has the requisite power and authority to own, lease, and operate the Property and conduct its business where the same is now owned, leased or operated.

          8.2. No Other Agreements. All agreements with respect to the Property,
               -------------------
made available by Seller to Purchaser or its representatives for examination, are true, correct, and complete copies thereof, and have not been amended except as evidenced by amendments similarly delivered. Neither Seller nor, to Seller's actual knowledge, its predecessors in interest, has entered into any agreement regarding, nor is the Property or any part thereof subject to, any rights to acquire or to lease the Property or any part thereof including, without limitation, any renewal, extension or relocation options, or to otherwise obtain any interest therein and there are no outstanding rights of first refusal, rights of reverter, purchase options or rights of first offer relating to the Property or any interest therein.

          8.3. No Litigation.  There is no litigation,  claim, audit, action, or
               -------------
proceeding pending or, to Seller's knowledge, threatened before or by any court, public board or body or governmental or administrative agency or instrumentality or by Seller or by any other person or entity in any manner affecting the Property, or the ability of Seller to perform any of its obligations hereunder, and also including, without limitation, any matter seeking to (i) enjoin, restrain, prohibit or affect the transaction contemplated hereby, (ii) increase significantly any ad valorem taxes previously assessed or to be assessed in connection with the Property, (iii) enjoin a violation of the Property concerning any law, rule, regulation, ordinance, code or restrictive covenant, or (iv) attach any portion of the Property.

          8.4. No Pending  Proceedings/Assessments.  Seller has not received any
               -----------------------------------
notice of any pending liens or special assessments against any portion of the Property by any governmental authority. There is no pending, or to Seller's actual knowledge, threatened, condemnation, environmental, zoning or other land-use regulation proceeding against the Property or any portion thereof, nor does Seller or its agents have any knowledge of any public request, plans, proceedings or proposals for changes in road grade, access, road widening, realignment or other modification or other municipal improvements or other matters that may materially affect the Property or (a) result in a tax, levy or assessment against the Property, or (b) that could cause a change or modification of the zoning classification or of any other legal requirements applicable to the Property or any part thereof or applicable to any property adjacent to the Property, or (c) otherwise detrimentally affect the use, zoning, operation or value of the Property. To Seller's knowledge, the Property, during the most recent tax fiscal year and the year prior thereto, has been duly, correctly and fully valued and assessed as fully improved for ad valorem tax purposes and taxed in accordance with all applicable statutes, laws, regulations, codes and ordinances.

          8.5. No Roll-Back  Taxes.  Seller has not received written notice that
               -------------------
the Property has been classified under any designation authorized by law to obtain a special low ad valorem tax rate or to receive a reduction, abatement or deferment of ad valorem taxes which, in such case, would result in additional, catch-up or roll-back ad valorem taxes in the future in order to recover the amounts previously reduced, abated or deferred, and to Seller's knowledge, the Property has not been so classified.

          8.6. Compliance with Governmental Requirements
               -----------------------------------------

               (a)  Violations.  The Property does not and shall not violate any
                    ----------
law or regulation governing the protection of lands or other laws or regulations governing the protection or preservation of the environment, occupational health and safety or fire safety, or any zoning ordinances or building codes, or any restriction or easement of any kind affecting the Property. No building or other improvement not included in any part of the Property relies on any part of the Property to fulfill any zoning, building code or other governmental or municipal requirement. The Property and the use and operation thereof, are and shall be in compliance with all applicable laws, ordinances, rules and regulations (including, without limitation, those relating to zoning and the Americans with Disabilities Act, 42 U.S.C. Sections 12101-12213 and any rules, regulations, restrictions, guidelines, requirements or publications promulgated or published pursuant thereto).

               (b)  Licenses.   Permanent  certificates  of  occupancy  and  all
                    --------
licenses, permits, authorizations and approvals required from all governmental authorities and local board of fire underwriters (or similar body) have been issued and in effect for each building or structure constituting a portion of the Improvements and for all leased or leasable areas of the Improvements and have been or shall be paid for in full and in full force and effect. Seller has received no written notice and is not otherwise aware that it has failed to obtain or renew all licenses, permits, authorizations and approvals required from all governmental agencies for the operation of the Property.

               (c) No Agreements. There are no agreements with or commitments to
                   -------------
governmental authorities, agencies, utilities or quasi-governmental entities or other third parties with respect to the Property which would bind the Property or Purchaser following the Closing Date, except those agreements which are identified in the Title Commitment, including, without limitation, any agreements or commitments which will impose an obligation upon Purchaser or its successors or assigns to make any contribution or dedication of money or land or to construct, install or maintain any improvements of a public or private nature on or off the Property. To Seller's knowledge, no governmental authority as imposed any requirement that any owner or developer of the Property pay directly or indirectly any special fees or contributions or incur any expenses or obligations in connection with any development of the Property or any portion thereof.

               (d)  Access/Improvements.  The  Property  has  access to and from
                    -------------------
dedicated streets. Seller has no knowledge of any pending or threatened governmental proceeding or any other fact or condition that would purport to limit or would result in the termination of the Property's access to and from public roads. To Seller's knowledge, the Improvements are (i) free from defects in design and construction, and (ii) fully comply with all applicable restrictive covenants and deed restrictions, and all applicable zoning, plat, subdivision, building, parking, fire, traffic, flood control, health, safety, handicapped persons, environmental, pollution, and use laws, codes and ordinances, including, without limitation, any and all requirements imposed by the City of Leesburg, County of Lake, State of Florida, United States of America or any division, agency or instrumentality thereof or in connection with the zoning or rezoning of the Real Property (including, without limitation, requirements with respect to on-site storm water detention or retention and flood zones).

          8.7.  Environmental  Matters.  With respect to  environmental  matters
                ----------------------
affecting the Property:

               (a) No  Violation  of Laws.  Seller has not  received any written
                   ----------------------
notice that the Property is in violation of any Environmental Laws. Neither Seller, nor to Seller's actual knowledge any third party, has or is engaged in any operations or activities upon, or any use or occupancy of the Property, or any portion thereof, for the purpose of or in any way involving the handling, manufacture, treatment, storage, use, generation, release, discharge, refining, dumping or disposal of any Hazardous Materials, whether legal or illegal, accidental or intentional, on, under or in the Property, or transported any Hazardous Materials to, from or across the Property, nor has Seller received or provided written notice to any party regarding any such activity.

               (b) No  Hazardous  Materials.  No Hazardous  Materials  have been
                   ------------------------
constructed, deposited, placed, discharged, stored, or otherwise located on, under or in the Property by Seller or to its actual knowledge any third party. To Seller's actual knowledge, (a) the Property has not previously been used as a landfill or as a dump for garbage or refuse, (b) no Hazardous Materials have been released into the environment or discharged at, on, from or under the Property, and (c) no portion of the Property contains any Hazardous Materials, including, without limitation, any asbestos or asbestos containing materials, polychlorinated biphenyls and radon.

               (c) Notice.  Seller has not  received  notice nor is Seller aware
                   ------
that any Hazardous Materials have migrated from other properties upon or beneath the Property and, to Seller's actual knowledge, (a) no property adjoining the Property is or has ever been used for the disposal, storage, treatment, processing, manufacturing or other handling of Hazardous Materials, and (b) no property adjoining the Property contains Hazardous Materials.

               (d)  Underground  Storage Tanks.  To Seller's  actual  knowledge,
                    --------------------------
there are no underground storage tanks at the Property.

               (e) Legal Proceedings and Notices.  No  administrative  orders or
                   -----------------------------
notices, consent orders, agreements, litigation or settlement with respect to any Hazardous Materials of which Seller has actual knowledge is in existence with respect to the Property or, to Seller's knowledge, proposed, threatened or anticipated, nor has Seller received any notice of any such action or proceeding regarding the Property or any property adjacent to the Property. To Seller's actual knowledge, no investigation with respect to Hazardous Materials is proposed, threatened or anticipated in respect to the Property, and Seller has received no communication from or on behalf of any governmental authority or any other person or entity indicating that any applicable governmental requirements relating to Hazardous Materials have been or may have been violated with respect to the Property. Seller is not aware that the Property is on or anticipated or threatened to be placed on any "Superfund" or "Superlien" list. Seller has received no notice of any third party claims regarding damage to property or persons resulting from any Hazardous Materials affecting the Property or any adjacent property.

     The term  "Environmental  Laws" shall mean the Comprehensive  Environmental
                -------------------
Response,  Compensation,  and Liability Act of 1980, 42 U.S.C. Sections 9601, et
                                                                              --
seq.,  the Resource  Conservation  and Recovery Act of 1976, 42 U.S.C.  Sections
---
6901 et seq.,  the Toxic  Substances  Control Act, 15 U.S.C.  Sections  2601 et.
     -- ---                                                                  --
seq., the Hazardous  Materials  Transportation  Act, 49 U.S.C. 1801 et seq., the
---                                                                 -- ---
Clean  Water  Act,  33  U.S.C.  Sections  1251 et seq.,  as said  laws have been
                                               -- ---
supplemented or amended to date, the regulations promulgated pursuant to said laws and any other administrative, federal, state or local law, statute, rule, regulation or ordinance which regulates or proscribes the use, storage, disposal, presence, cleanup, transportation or release or threatened release into the environment of Hazardous Materials. The term "Hazardous Materials"
                                                           --------------------
shall mean any substance, chemical, waste or other material which is listed, defined or otherwise identified as "hazardous" or "toxic" under any of the Environmental Laws, and including, without limitation, formaldehyde, urea, polychlorinated biphenyls, petroleum, petroleum product or by-product, crude oil, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel or mixture thereof, radon, asbestos and any by-product of same.

     The  rights of  Purchaser  with  respect  to this  Section  8.7 shall be in
                                                        ------------
addition to any other rights and remedies of Purchaser against Seller under any other provisions of this Agreement or under any other document or instrument now or hereafter executed by Seller, or at law or in equity (including, without limitation, any right of reimbursement or contribution pursuant to any Environmental Laws), and this provision shall survive the Closing.

          8.8.  Property  Reports.  Seller has  delivered to Purchaser  true and
                -----------------
complete copies of all environmental, asbestos, soil, substrata and geotechnical reports regarding the Property and surrounding land in its possession or control.

          8.9. Fee Simple Title.  Seller owns, or shall at Closing own, good and
               ----------------
indefeasible title to the Real Property and Improvements. To Seller's knowledge, no person or entity has any right or option to acquire the Property or any portion thereof which will have any force or effect after execution hereof, other than Purchaser.

          8.10. Title to Tangible Personal Property. Seller is the owner of good
                -----------------------------------
title to all Tangible Personal Property. Purchaser acquires the Tangible Personal Property subject to all liens, security interests, conditions, restrictions, agreements, encumbrances and the like, filed or unfiled.

          8.11.  Seller Not a Foreign Person.  Seller is not a "foreign  person"
                 ---------------------------
which would subject Purchaser to the withholding tax provisions of Section 1445 of the Internal Revenue Code of 1986, as amended.

          8.12. Leases . There are no leases as to any of the Property.
                ------

          8.13.  Bankruptcy.  Seller  is  solvent,  and has not  made a  general
                 ----------
assignment for the benefit of creditors or a transfer in fraud of creditors, or been adjudicated a bankrupt or insolvent, nor has a receiver, liquidator, custodian, or trustee of any of them or any of their respective properties (including the Property) been appointed or taken possession of any of their respective properties, or a petition filed by or against any of them for bankruptcy, composition, rearrangement, extension, reorganization, or arrangement pursuant to the Federal Bankruptcy Act or any similar present or future federal or state insolvency or bankruptcy law or statute, or any proceeding instituted for the dissolution or liquidation of any of them.

          8.14.   No   Governmental   Investigations.   There  are  no  actions,
                  ----------------------------------
proceedings or governmental investigations pending or, to Seller's knowledge, threatened against Seller or the Property which could affect the Property or the purchase, use or enjoyment thereof by Purchaser and there is no law or regulation of any governmental authority having jurisdiction which might require the Property to be improved beyond its present state or which might restrict the use and enjoyment of the Property in the manner in which it is contemplated to be used and enjoyed.

     9. SELLER'S COVENANTS.
        ------------------

          9.1 . Operating Property. During the pendency of this Agreement and at
                ------------------
Seller's expense, Seller (a) shall, until the Closing, in good faith, continue to manage and operate the Property as managed and operated on the Effective Date; and (b) will perform its obligations under all agreements that may affect the Property or any part thereof.

          9.2. No  Modification  of  Agreements.  Except as may be  specifically
               --------------------------------
provided for herein to the contrary, while this Agreement is in effect Seller will not, without the prior written consent of Purchaser, enter into any contract materially affecting the Property which cannot be terminated at Closing, without cause and without cost, penalty or premium.

          9.3.  Alteration of Property.  During the pendency of this  Agreement,
                ----------------------
Seller shall not materially alter the condition of the Property or make any material changes or alterations to the Improvements, without Purchaser's prior written consent.

          9.4. Repair of Defects.  Seller shall manage and maintain the Property
               -----------------
so that the Property is in as good a condition and state of repair as that existing at the Effective Date, normal wear and tear excepted.

          9.5.  Insurance.  Seller  shall  maintain  adequate  fire and extended
                ---------
coverage property damage and personal injury and public liability insurance covering the Improvements on the Property and the Personal Property.

          9.6.  Seller  Action.  Seller  shall not take any action  which  would
                --------------
preclude or interfere with the timely satisfaction of the conditions set forth in Section 4.3.

          9.7.  Notices.  Seller shall,  promptly  upon becoming  aware of same,
                -------
notify Purchaser of any casualty occurring on the Property and of any litigation, arbitration or proceeding affecting the Property, and shall deliver to Purchaser a copy of any tax bill, notice of amendment, or notice of change in a tax rate affecting the Property, any notice or claim of violation from any governmental authority, and any notice of any taking or threatened taking affecting or relating to the Property, and will promptly advise Purchaser in writing if otherwise becoming aware of any such matters.

          9.8. Zoning Modification. Seller shall not apply for or consent to any
               -------------------
change or modification with respect to the zoning, development or use of the Property, without Purchaser's prior written consent.

          9.9. Seller Cooperation. Seller shall cooperate with the due diligence
               ------------------
investigation of Purchaser described herein.

          9.10.  Existence.  During the pendency of this Agreement,  Seller will
                 ---------
continuously maintain (a) Seller's legal existence under the laws of its state of organization, and (b) its qualification to do business in the state where the Property is located, and shall not permit the sale or pledge of controlling interest in Seller without the prior written consent of Purchaser.

     10. PURCHASER'S  REPRESENTATIONS AND WARRANTIES.  Purchaser  represents and
         -------------------------------------------
warrants to Seller that:

          10. 1. Purchaser's Authority. The execution,  delivery and performance
                 ---------------------
of this Agreement by Purchaser have been duly and validly authorized by all necessary action and proceedings, and no further action or authorization is necessary on the part of Purchaser in order to consummate the transactions contemplated herein.

          10.2.  No  Conflict.  Neither  the  execution  nor  delivery  of  this
                 ------------
Agreement by Purchaser, nor performance of any of its obligations hereunder, nor consummation of the transactions contemplated hereby, shall conflict with, result in a breach of, or constitute a default under, the terms and conditions of the organizational documents pursuant to which Purchaser was organized, or any agreement to which Purchaser is a party or is bound, or any order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over Purchaser.

     11. RISK OF LOSS.
         ------------

          11.1.  Condemnation.  If,  between the Effective  Date and the Closing
                 ------------
Date, action is initiated to take any of the Property by eminent domain proceedings or by deed in lieu thereof, Purchaser may either (a) terminate this Agreement, or (b) consummate the Closing, in which latter event the award of the condemning authority shall be assigned to Purchaser at the Closing.

          11.2.  Casualty.  Seller assumes all risks and liability for damage to
                 --------
or injury occurring to the Property by fire, storm, accident, or any other casualty or cause until the Closing has been consummated. If, between the Effective Date and the Closing Date, the Improvements suffer Material Damage,

Seller shall promptly, and in any event prior to the Closing, notify Purchaser of same. Purchaser may elect, by written notice delivered to Seller within fifteen (15) days after receipt of such notice, to terminate this Agreement without further liability to Purchaser, and neither party shall have any further obligation to the other hereunder except as may be expressly provided herein. "Material Damage" means damage costing, in Purchaser's reasonable judgment,
 ----------------
$50,000 or more to repair. If Purchaser does not so terminate, in the case of Material Damage, Seller shall assign to Purchaser at the Closing its right to recover under any insurance policies covering such damage and shall pay Purchaser at the Closing the amount of the deductible or other self-insured retention, if any. If between the Effective Date and the Closing Date, the Improvements suffer damage which is not Material Damage, Seller shall repair such damage at its expense prior to the Closing. Such repair shall be subject to the reasonable approval of Purchaser.

     12.  DEFAULT.  If Seller  defaults in the  performance  of its  obligations
          -------
hereunder and such default remains uncured for five (5) days after written notice, Purchaser shall be entitled, as its sole and exclusive remedy, in lieu of any other rights and remedies otherwise available in law or in equity, to obtain the remedy of specific performance or to terminate this Agreement. Purchaser's remedies shall be exclusive and not cumulative.

     13. NOTICES. All notices,  demands and requests which may be given or which
         -------
are required to be given by either party to the other shall be in writing and shall be deemed effective either: (a) on the date personally delivered to the address below, as evidenced by written receipt therefor, whether or not actually received by the person to whom addressed; (b) on the first (1st) business day after being deposited into the custody of a nationally recognized overnight delivery service, addressed to such party at the address specified below; or (c) on the date received at the address specified below (whether or not actually received by the person to whom addressed), as evidenced by confirmation sheet, if sent by telefacsimile to the respective addressee's fax number indicated below. For purposes of this Section 13, the addresses of the parties for all
                               ----------
notices are as follows (unless changed by similar notice in writing given by the particular person whose address is to be changed):

         If to Seller:          Universal Beverages Holdings Corporation
                                1548 The Greens Way, Suite 1
                                Jacksonville Beach, Florida 32250
                                Attn: President
                                Telephone: 904.280.7795
                                Fax: 904.280.7794

         With copies to:        G. Alan Howard
                                50 North Laura Street, Suite 2900
                                Jacksonville, Florida 32202
                                Telephone: 904.357.3660
                                Fax: 904.357.3661

         If to Purchaser:       Bansgrove Limited
                                c/o Joel S. Magolnick, Esq.
                                Moscowitz Moscowitz & Magolnick, P.A.
                                Barclays Financial Center
                                1111 Brickell Avenue, Suite 2050
                                Miami, Florida 33131
                                Telephone:  305.379.8300
                                Fax: 305.379.4404

         With a copy to:        Joel Magolnick
                                Moscowitz Moscowitz & Magolnick, P.A.
                                Barclays Financial Center
                                1111 Brickell Avenue, Suite 2050
                                Miami, Florida 33131
                                Telephone:  305.379.8300
                                Fax: 305.379.4404

Written notice from or to legal counsel for a party, when made and delivered on behalf of such party, shall be deemed notice from or to such party for the purposes of this Agreement.

     14. BROKERS. Each party represents to the other that the representing party
         -------
has incurred no liability for any finder's fee or brokerage commission arising from or relating to the transactions contemplated by this Agreement. Each party hereby indemnifies and agrees to defend and hold harmless the other party from and against any and all liability, cost, damage or expense on account of any brokerage commission or finder's fee it has agreed to pay or which is claimed to be due as a result of the actions of the indemnifying party arising from or relating to the transactions contemplated by this Agreement. The provisions of this Article 14 shall survive the Closing or any termination of this Agreement.

     15. ASSIGNMENT. Purchaser shall be entitled to assign its rights under this
         ----------
Agreement by providing Seller with written notice prior to the Closing Date, without the necessity of consent of Seller, and upon such assignment and the assumption of Purchaser's obligations hereunder by the assignee, Purchaser shall be released from all obligations under this Agreement, "Purchaser" shall thereafter refer to and only to such assignee, and Seller agrees to look solely to such assignee for performance of all of Purchaser's obligations under this Agreement.

     16. MISCELLANEOUS.
         -------------

          16.1.  General  Provisions.  Whenever used, the singular  number shall
                 -------------------
include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

          16.2.  Governing  Law.  This  Agreement  shall  be  controlled  by and
                 --------------
interpreted in accordance with the laws of the State of Florida.

          16.3. Entire Agreement.  This writing contains the entire agreement of
                ----------------
the parties. This Agreement may not be amended except in writing, signed by both Seller and Purchaser.

          16.4.  Counterparts.  This  Agreement may be executed in any number of
                 ------------
counterparts and each such counterpart shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same agreement.

          16.5.  Further  Documents.  Each of the  parties  agrees  that it will
                 ------------------
without further consideration execute and deliver such other documents and take such other action, whether prior or subsequent to the Closing, as may be reason-ably requested by the other party to consummate more effectively the purposes or subject matter of this Agreement.

          16.6. Recovery of Expenses. In the event of any controversy,  claim or
                --------------------
dispute between the parties affecting or relating to the purposes or subject matter of this Agreement, the prevailing party shall be entitled to recover from the nonprevailing party all of its reasonable expenses, including reasonable attorneys' and accountants' fees, including such expenses and fees incurred in any bankruptcy or appellate proceeding.

          16.7. Severability. In the event any provision of this Agreement shall
                ------------
be determined by a court of competent jurisdiction to be invalid or unenforceable, such invalidity or unenforceability shall be effective only to the extent of such determination and shall not prohibit or otherwise render ineffective any other provision of this Agreement.

          16.8. Exhibits. References herein to exhibits and schedules are to the
                --------
exhibits and schedules attached hereto, all of which are hereby incorporated herein by this reference. Unless otherwise expressly provided herein, references herein to articles and sections are to the articles and sections of this Agreement.

          16.9. Survival.  Each of the representations,  warranties,  covenants,
                --------
agreements and indemnifications contained in this Agreement shall survive the Closing for a period of one year, and any right of action for a breach of same shall not merge with the Deed and shall survive Closing for a period of one year.

          16.10.  Effective  Date. The date hereof and references  herein to the
                  ---------------
date of this Agreement and the "Effective Date" shall be deemed to mean the last date on which this Agreement is executed by either Purchaser or Seller, as indicated beside each parties' signature on the execution page of this Agreement.

          16.11.  Termination.  In the event the  Closing has not taken place by
                  -----------
June 15, 2002 (or any subsequent date agreed to in writing by the parties), then this Agreement shall terminate and, except as otherwise expressly provided in this Agreement, neither party shall have any further obligation hereunder. Upon any termination of this Agreement by Purchaser in accordance with the terms of this Agreement, Purchaser shall be automatically released and discharged from any further liability and obligations under and in connection with this Agreement.

          16.12. No Assumption.  Purchaser is not and is not to be deemed to be,
                 -------------
a successor of Seller, it being understood and agreed that (a) Purchaser is acquiring only the Property, and (b) except as may be otherwise expressly agreed to by Purchaser elsewhere in this Agreement and in the documents delivered at the Closing, Purchaser has not and does not hereby assume any liability whatsoever of Seller with respect to any matter.

          16.13.  Successors  and  Assigns.  This  Agreement  and the  terms and
                  ------------------------
provisions hereof shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

          16.14.  Headings.  Paragraph  and section  headings  contained in this
                  --------
Agreement are for convenience of reference only and shall in no way enlarge or limit the scope or meaning of the various provisions hereof.

          16.15.  Time of the  Essence.  The  parties  agree that time is of the
                  --------------------
essence in this Agreement.

                  [Remainder of this page intentionally blank]

IN WITNESS WHEREOF, Seller and Purchaser do hereby execute this Agreement as of the Effective Date.

                                                     SELLER:

                                                     UNIVERSAL BEVERAGES
                                                     HOLDINGS CORPORATION,
                                                     a Florida corporation
Date of Execution
by Seller: May 23, 2002

                                                     By: /S/ Jonathan Moore
                                                     President

                                                     PURCHASER:

                                                     BANSGROVE LIMITED
                                                     a BVI company
Date of Execution
by Purchaser:  May 23, 2002

                                                     By:/S/ Gerardo Hammerer
                                                              Name: ____________

                                    Exhibit A

                       Legal Description of Real Property
                       ----------------------------------

                                    Exhibit B

                              Form of Purchase Note
                              ---------------------

                                    Exhibit C

                                  Form of Lease
                                  -------------